UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders

PolarityTE, Inc. (the “Company”) held a Special Meeting of Stockholders on May 12, 2022. At the Special Meeting, the stockholders voted on the following four proposals:

1.	Approve an amendment to our Restated Certificate of Incorporation to effectuate a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-25, the implementation and timing of which shall be subject to the discretion of our Board of Directors;
2.	The election of two Class II directors nominated by the Board of Directors for a three-year term ending at the annual meeting of stockholders in 2025;
3.	Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers; and
4.	The ratification of the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2022.

At the meeting, the stockholders elected the nominees and approved the remaining proposals by the following vote:

Proposal No. 1 The Reverse Stock Split Proposal. The total number of votes that could be cast on Proposal No. 1 was 6,091,543,184, and a majority of that number of votes is required for approval.

Votes For	Votes Against	Abstain/ Withheld	Broker Non-Votes
5,454,574,811	569,012,551	33,858,524	-0-

Proposal No. 2 Election of Class II Directors. 82,941,313 common shares are entitled to vote on Proposal No. 2, and each director is elected by a plurality of the votes cast at the Special Meeting of Stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
Willie C. Bogan	19,222,786	7,228,485	22,392,744
Chris Nolet	20,789,646	5,661,625	22,392,744

Proposal No. 3 Advisory Vote on the Compensation of the Company’s Named Executive Officers. 82,941,313 common shares are entitled to vote on Proposal No. 3, and it is approved if the number of votes cast in favor of the proposal exceeds the votes cast against the proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes
16,975,277	8,611,464	864,530	22,392,744

Proposal No. 4 Ratify the Appointment of EisnerAmper LLP as the Company’s Independent Public Accountant. 82,941,313 common shares are entitled to vote on Proposal No. 4, and it is approved if the number of votes cast in favor of the proposal exceeds the votes cast against the proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes
47,001,002	1,421,955	421,058	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: May 12, 2022	/s/ Jacob Patterson
Jacob Patterson
Chief Financial Officer